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                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 1998

                         Connectivity Technologies Inc.
                         ------------------------------
             (exact name of registrant as specified in its charter)



Delaware                             0-12113                      94-2691724
--------                             -------                      ----------
(State or other jurisdiction of      (Commission File Number)     (IRS Employer
incorporation)                                                    Identification No.)



  680 Mechanic Street, Ste 1201, PO Box 786, Leominster,Massachusetts   01453
  -------------------------------------------------------------------   -----
 (Address of principal executive offices)                             (zip code)



       Registrant's Telephone Number, including Area Code: (978) 537-9138



                                       N/A
                                       ---

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         In its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 1998, Connectivity Technologies Inc. (the "Registrant") referred to the provisions of its amended secured credit agreement requiring the elimination by July 10th of an overadvance position of approximately $5 million and the repayment of the outstanding balance of the entire credit facility amounting to approximately $17.7 million by July 31st. Since the Registrant does not believe it will be in a position to meet either of those deadlines, it is in continuing discussions with its lenders with a view to obtaining a forbearance agreement to allow the Registrant to raise additional funds through the sale of assets or achieving other corrective action. The lenders have informally indicated to the Registrant their present intention not to declare a default or otherwise proceed against the Registrant or its assets on the expiration of the July 10 or the July 31 deadlines while discussions are proceeding in a manner satisfactory to the lenders. However, unless and until a forbearance or other corrective agreement is concluded between the Registrant and the lenders, the lenders have no obligation to forebear and may declare the Registrant in default and proceed against the Registrant on the expiration of either deadline with the consequences more fully discussed in the Registrant's 8-K of June 30, 1998.


Item 7.  Financial Statements and Exhibits

         None.


Safe Harbor Statements Under the Private Securities Litigation Reform Act of
1995

         This Report contains, in addition to historical information, forward-looking statements. Forward-looking statements are subject by their nature to risks and uncertainties, and actual results could differ materially from those set forth in the forward-looking statements. Typical risks and uncertainties include, but are not limited to, those related to conversations between the Registrant and its lenders and the results thereof, the Registrant's efforts to sell its EEA division, economic conditions, changes in competition, fluctuation in interest rates and in the price of copper, and other factors described from time to time in the Registrant's Form 10-KSB for the year ended December 31, 1996, and subsequent reports on Form 10-QSB and Form 8-K. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Registrant is not undertaking to update any information in the foregoing reports until the effective date of its future reports required by the securities laws.

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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CONNECTIVITY TECHNOLOGIES INC.
                                        (Registrant)


Dated: July 8, 1998                     By:   /s/ James M. Hopkins
                                              -----------------------
                                              Name:     James M. Hopkins
                                              Title:    President and Chief
                                                        Executive Officer



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